UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2008

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2008, the Compensation Committee of the Board of Directors of Cabot Corporation ("Cabot") approved the acceleration of the vesting of 196,000 shares of restricted common stock of Cabot that had been granted to Kennett F. Burnes, Cabot’s former President, Chief Executive Officer and Chairman of the Board. The vesting of these shares was accelerated in connection with Mr. Burnes’s retirement from Cabot, which Cabot had previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on December 7, 2007.

The shares of restricted common stock will vest on Mr. Burnes’s last day of full-time employment with Cabot, which is expected to be March 31, 2008. Of the accelerated shares, 110,000 had been granted on May 11, 2006 and had a scheduled vest date of May 11, 2009 and 86,000 shares had been granted on May 10, 2007 and had a scheduled vest date of May 10, 2010. All of these shares were granted under Cabot’s 2006 Long Term Incentive Plan. In addition, Mr. Burnes holds 110,000 shares of restricted common stock issued to him on May 12, 2005 under Cabot's 1999 Equity Incentive Plan, which will vest upon his retirement from Cabot under the terms of the 1999 Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2008, Cabot’s Board of Directors approved amendments to Cabot’s By-laws to provide for the issuance and transfer of uncertificated shares of Cabot's stock. These amendments clarify that Cabot may issue and transfer shares of its stock in uncertificated form. The By-laws were amended to comply with a requirement of the New York Stock Exchange that all listed securities be eligible to participate in a direct registration system administered by a securities depository. The direct registration system allows investors to have securities electronically registered in their names without the need for physical certificates and to electronically transfer securities to broker-dealers in order to effect transactions.

Specifically, Cabot’s By-laws were amended as follows:

--Section 7.1 was amended to provide that shares may be issued in uncertificated form if Cabot’s Board of Directors adopts a resolution permitting such shares to be uncertificated. On March 14, 2008, Cabot’s Board of Directors adopted a resolution permitting Cabot to issue uncertificated shares of common stock.

--Section 8.1 of Cabot’s By-laws was amended to address the transfer of uncertificated shares.

The text of the amended sections of Cabot’s By-laws is attached to this report as Exhibit 3.1. The description of the By-law amendments contained in this report is qualified in its entirety by reference to the full text of the amended sections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

March 20, 2008	By:	/s/ Brian A. Berube

Name: Brian A. Berube
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Text of Amendments to By-Laws of Cabot Corporation Adopted March 14, 2008